Commitments and Contingencies - Summary of Supplemental Balance Sheet Information Related to Leases (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Assets:
Operating lease right-of-use assets	$ 47	$ 92
Total right-of-use assets	47	92
Liabilities
Operating lease liabilities, current	55	108
Operating lease liabilities, non-current	0	0
Total operating lease liabilities	$ 55	$ 108